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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 5, 1997
              (DATE OF EARLIEST EVENT REPORTED: FEBRUARY 5, 1997)

                          EL PASO NATURAL GAS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                    1-2700                                       74-0608280
           (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

           EL PASO ENERGY BUILDING
                1001 LOUISIANA
                HOUSTON, TEXAS                                     77002
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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                                 (713) 757-2131
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

     El Paso Natural Gas Company (the "Company") is filing as an exhibit hereto a form of Underwriting Agreement (the "Underwriting Agreement") with Donaldson,
Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Merrill
Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), in connection with the proposed public offering of 2,750,000 shares of the Company's common stock, par value $3.00 per share (the "Common Stock"), and an option for the Underwriters to purchase up to an additional 412,500 shares of Common Stock to cover over-allotments. The shares of Common Stock covered by the Underwriting Agreement are part of the securities previously registered by the Company under registration statement No. 333-14617 for offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

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
          1              Form of Terms Agreement between El Paso Natural Gas Company and Donaldson, Lufkin & Jenrette Securities Corporation,
                         Goldman, Sachs & Co. and Merrill Lynch & Co., together with attached Underwriting Agreement Standard Provisions
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EL PASO NATURAL GAS COMPANY

                                          By      /s/ BRITTON WHITE, JR.
                                            ------------------------------------
                                                      Britton White, Jr.
                                                   Executive Vice President
                                                     and General Counsel

Date: February 5, 1997

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                                 EXHIBIT INDEX

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
        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          1              Form of Terms Agreement between El Paso Natural Gas Company and Donaldson, Lufkin & Jenrette Securities Corporation,
                         Goldman, Sachs & Co. and Merrill Lynch & Co., together with attached Underwriting Agreement Standard Provisions